EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

692567 Ontario Limited	Ontario
757UA, Inc.	Delaware
767ER, Inc.	Delaware
AeroSpace Employees’ Superannuation Fund Pty Ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Aileron Inc.	Delaware
Akash, Inc.	Delaware
Aldford-1 Corporation	Delaware
Alteon Training Asia LLC	Korea
Alteon Training Australia Pty Ltd	Australia
Alteon Training Holding UK Limited	United Kingdom
Alteon Training International SARL	France
Alteon Training International Spain, S.L.	Spain
Alteon Training L.L.C.	Delaware
Alteon Training Leasing Corp.	Delaware
Alteon Training Mexico, S.A. de C.V.	Mexico
Alteon Training Services, Inc.	Delaware
Alteon Training Singapore Pte. Ltd.	Singapore
Alteon Training UK Limited	United Kingdom
Assembly and Test Line, LLC	Delaware
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Services Norway AS	Norway
Autometric, Inc.	Maryland
Autonetics, Inc.	Delaware
Autonomous Underwater Ventures, LLC	Delaware
Bahasa Aircraft Corporation	Delaware
BCC (Aircraft Acquisitions) Limited	United Kingdom
BCC Alpine Leasing, Inc.	Delaware
BCC Anchorage Corporation	Delaware
BCC Aruba Leasing A.V.V.	Netherlands, Antilles
BCC Bayshore Leasing Inc.	Delaware
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands
BCC Bucuti Leasing A.V.V.	Netherlands, Antilles
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands
BCC Cascades Corporation	Delaware
BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands
BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Dublin Leasing	Ireland
BCC Equipment Funding LLC	Delaware
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	British West Indies

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

BCC Hamilton	Bermuda
BCC Lindbergh Bay Company	Delaware
BCC Mafolie Hill Company	Delaware
BCC Magens Bay Company	Delaware
BCC Mahogany Company	Delaware
BCC Nazareth Company	Delaware
BCC Red Hook Company	Delaware
BCC Riverside Corporation	Delaware
BCC Shannon Leasing	Ireland
BCC Smith Bay Company	Delaware
BCC St. George Leasing Limited	Bermuda
Beaufoy-1 Corporation	Delaware
BNA International Systems, Inc.	Delaware
BNA Operations International, Inc.	Delaware
BNJ Company LLC	Delaware
BNJ Net Jets, Inc.	Delaware
BNJ Sales Company L.L.C.	Delaware
BNJ, Inc.	Delaware
Boeing - Corinth Co.	Delaware
Boeing - Irving Co.	Delaware
Boeing - Oak Ridge Co.	Delaware
Boeing (Asia) Investment Limited	Hong Kong
Boeing (Asia) Services Investment Limited	Hong Kong
Boeing (China) Co., Ltd	China
Boeing Aerospace - TAMS, Inc.	Delaware
Boeing Aerospace - U.K., Ltd.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Australia Pty. Ltd.	Delaware
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerospace Poland sp. z o.o.	Poland
Boeing Aerospace Switzerland, Inc.	Delaware
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Australia Commercial Aviation Services Pty Ltd	Australia
Boeing Australia Holdings Proprietary Limited	Australia
Boeing Australia Limited	Australia
Boeing Brasil Servicos Technicos Aeronauticos Ltda	Brazil
Boeing Business Services Company	Delaware
Boeing Canada Holding	Alberta
Boeing Canada Operations Ltd.	Alberta
Boeing Capital Corporation Ltd.	Delaware
Boeing Capital Equipment Funding LLC	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing Capital Services Corporation	Delaware
Boeing Capital Services Loan Corporation	Delaware
Boeing Capital Washington Corporation	Delaware
Boeing CAS GmbH	Germany
Boeing CAS GmbH & Co Holding KG	Germany
Boeing China, Inc.	Delaware
Boeing Commercial Information and Communication Company	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Enterprises Australia, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Finland Oy	Finland
Boeing Global Sales Corporation	Delaware
Boeing Global Services, Inc.	Delaware
Boeing Group United Kingdom Limited	United Kingdom
Boeing Hornet Enterprises, Inc.	Delaware
Boeing International B.V.	The Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Corporation India Private Limited	India
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Overhaul & Repair Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing Investment Company, Inc.	Delaware
Boeing Launch Services, Inc.	Delaware
Boeing Leasing Company	Delaware
Boeing Logistics Spares, Inc.	Delaware
Boeing LTS, Inc.	Delaware
Boeing Management Company	Delaware
Boeing Middle East Limited	Delaware
Boeing Netherlands Leasing, B.V.	Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing North American Space Operations Company	Delaware
Boeing of Canada Ltd.	Delaware
Boeing Offset Company Inc.	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Boeing Pharmacy, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Realty Corporation	California
Boeing Research & Technology Europe, S.L.	Spain
Boeing Russia, Inc.	Delaware
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Space Operations Company	Delaware
Boeing Spain, Ltd.	Delaware
Boeing Stellar Holdings B.V.	The Netherlands
Boeing Stores, Inc.	Delaware
Boeing Superannuation Pty. Ltd.	Australia
Boeing Support Services, Inc.	Delaware
Boeing Technology International, Inc.	Washington
Boeing Travel Management Company	Delaware
Boeing United Kingdom Limited	United Kingdom
Boeing Worldwide Holdings B.V.	The Netherlands
Boeing Worldwide Operations Limited	Bermuda
Boeing-SVS, Inc.	Nevada
CAG, Inc.	Oregon
Canard Holdings, Inc.	Delaware
CBSA Leasing II, Inc.	Delaware
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware
Chayton Leasing Corporation	Delaware
Connexion by Boeing Eastern Europe Limited Liability Company	Russian Federation
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing Of Canada Company	Canada
Conquest, Inc.	Maryland
Continental DataGraphics Limited	United Kingdom
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd.	Bermuda
Crankcase Finishing End Line, LLC	Delaware
Delmar Photographic & Printing Company	North Carolina
Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands
Douglas Federal Leasing Limited	Virgin Islands
Douglas Leasing Inc.	Delaware
Douglas Realty Company, Inc.	California
DP Properties, L. P.	Delaware
Falcon II Leasing Limited	Virgin Islands
Falcon Leasing Limited	Virgin Islands

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

Fine Chemicals Offset Limited	British Virgin
FlashFind Energy Group L.L.C.	Delaware
Frontier Systems, Inc.	California
FSBTI Argentina S.R.L.	Argentina
Gaucho-1 Inc.	Delaware
Gaucho-2 Inc.	Delaware
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
Hawker de Havilland Aerospace Pty Limited	Australia
Hawker de Havilland Components Pty Limited	New South Wales
Hawker de Havilland Equipment Pty Limited	Western Australia
Hawker de Havilland Holdings Pty Limited	New South Wales
Hawker de Havilland Inc.	California
Hawker de Havilland Pty Ltd	New South Wales
Hawker de Havilland Victoria Pty Limited	Victoria
Intellibus Network Solutions, Inc.	Delaware
Jeppesen Australia Pty. Ltd.	Australia
Jeppesen DataPlan, Inc.	Delaware
Jeppesen GmbH	Germany
Jeppesen Marine, Inc.	Delaware
Jeppesen Sanderson, Inc.	Delaware
Jeppesen U.K. Limited	United Kingdom
Kunming FlightSafety Boeing Training Company, Ltd.	China
Kuta-3 Aircraft Corporation, Limited	Delaware
Kuta-One Aircraft Corporation, Limited	Delaware
Kuta-Three Aircraft Corporation	Delaware
Kuta-Two Aircraft Corporation	Delaware
Longacres Park, Inc.	Washington
Longbow Golf Club Corporation	Delaware
McDonnell Douglas Aircraft Finance Corporation	Delaware
McDonnell Douglas Arabia, Limited	Saudi Arabia
McDonnell Douglas Corporation	Maryland
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc.	Delaware
McDonnell Douglas Finance Corporation - Federal Leasing Limited	Virgin Islands
McDonnell Douglas Foreign Sales Corporation	Virgin Islands
McDonnell Douglas Helicopter Company	Delaware
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Insurance Holdings Corporation	Delaware
McDonnell Douglas Macedonia Leasing, Inc.	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

McDonnell Douglas Middle East, Ltd.	Delaware
McDonnell Douglas Overseas Finance Corporation	Delaware
McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Truck Services, Inc.	Delaware
MD Dakota Leasing Limited	Virgin Islands
MD Indonesia Limited	Virgin Islands
MDAFC - Nashville Company	Delaware
MD-Air Leasing Limited	Virgin Islands
MDFC - Aircraft Leasing Company	Delaware
MDFC - Aircraft Leasing Limited	Virgin Islands
MDFC - Bali, Limited	Virgin Islands
MDFC - Carson Company	Delaware
MDFC - Carson Limited	Virgin Islands
MDFC - Express Leasing Company	Delaware
MDFC - Express Leasing Limited	Virgin Islands
MDFC - Jakarta, Limited	Virgin Islands
MDFC - Knoxville Company	Delaware
MDFC - Knoxville Limited	Virgin Islands
MDFC - Lakewood Company	Delaware
MDFC - Lakewood Limited	Virgin Islands
MDFC - Memphis Company	Delaware
MDFC - Memphis Limited	Virgin Islands
MDFC - Nashville Limited	Virgin Islands
MDFC - Reno Company	Delaware
MDFC - Sierra Company	Delaware
MDFC - Spring Limited	Virgin Islands
MDFC - Tahoe Company	Delaware
MDFC Loan Corporation	Delaware
MDFC Spring Company	Delaware
MD-Federal Holding Company	Delaware
Montana Aviation Research Company	Delaware
On Demand Manufacturing, Inc.	Delaware
ORCAS Leasing B.V.	Netherlands
Pacific Business Enterprises, Inc.	Delaware
Peridot Services Norway AS	Norway
PK DataGraphics GmbH	Germany
PKI Ingenieursgesellschaft mbH & Co. KG	Germany
PKI Verwaltungs GmbH	Germany
Plaza Realty Holdings Corporation	Delaware
Preston Aviation Solutions Inc.	Virginia
Preston Aviation Solutions Limited	United Kingdom
Preston Aviation Solutions Pty Ltd	Australia
Processing Properties, Inc.	Delaware
Raven Leasing, Inc.	Delaware
RGL-1 Corporation	Delaware
RGL-2 Corporation	Delaware
RGL-3 Corporation	Delaware

EXHIBIT (21) - List of Company Subsidiaries

The Boeing Company and Subsidiaries

Name	Place of Incorporation

RGL-4 Corporation	Delaware
RGL-5 Corporation	Delaware
RGL-6 Corporation	Delaware
Rocketdyne, Inc.	Delaware
SBS International of New York, Inc.	New York
Spectrolab, Inc.	California
Sunshine Leasing Company-1	Delaware
Taiko Leasing, Inc.	Delaware
Team Apache Systems, LLC	Delaware
Thayer Leasing Company-1	Delaware
The Boeing Company	Delaware
Wingspan, Inc.	Delaware
Yunnan FSB Advanced Flight Training, LLC	China

Total Number of Subsidiaries: 282